SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 ----------

                                  FORM 8-K


                               CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 9, 2002

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                                  UST Inc.
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           (Exact name of registrant as specified in its charter)


              Delaware                             0-17506                            06-1193986
 ----------------------------------   ----------------------------------  ----------------------------------
  (State or other jurisdiction of          (Commission File Number)        (I.R.S. Employer Identification
   incorporation or organization)                                                        No.)


             100 West Putnam Avenue, Greenwich, Connecticut                             06830
  --------------------------------------------------------------------          ---------------------
                (Address of principal executive offices)                              (Zip Code)

     Registrant's telephone number, including area code: (203) 661-1100
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                               Not Applicable
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       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

         On July 16, 2002, UST Inc. (the "Registrant") issued a press release announcing the completion on July 15, 2002 of an offering of $600,000,000 aggregate principal amount of its 6.625% senior notes due July 15, 2012 at a price of 99.532% of principal amount. The size of the offering reflects an increase from a contemplated offering of $400,000,000 previously announced by the Registrant in its press release dated July 9, 2002. A copy of the press releases dated July 16, 2002 and July 9, 2002 are filed as exhibits hereto and incorporated by reference herein.

         This Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities. The securities to be offered by the Registrant will not be registered under the Securities Act or applicable state securities laws, and are being offered by the initial purchasers only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to institutional investors that are accredited investors within the meaning of Rule 501 under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act. Unless so registered, these securities may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

Exhibit No.                         Exhibit
-----------                         -----------------------------------------

99.1                                Press Release dated July 16, 2002.

99.2                                Press Release dated July 9, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 16, 2002

                                          UST INC.


                                          By:   /s/ Robert T. D'Alessandro
                                          ----------------------------------
                                            Name:   Robert T. D'Alessandro
                                            Title:  Senior Vice President
                                                    and Chief Financial Officer



                             Index To Exhibits



Exhibit No.                           Exhibit
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99.1                                Press Release dated July 16, 2002.

99.2                                Press Release dated July 9, 2002.